UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 16, 2021

BOWL AMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	01-7829	54-0646173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6446 Edsall Road, Alexandria, VA 22312

(Address of principal executive offices, including zip code)

(703) 941-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock (par value $.10)	BWL-A	NYSE American

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, Bowl America Incorporated (the “Company”) entered into an Agreement and Plan of Merger, dated May 27, 2021, (the “Merger Agreement”), by and among the Company, Bowlero Corp. (“Parent”), and Potomac Merger Sub, Inc., an indirect, wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provided for the merger of Merger Sub with and into the Company with the Company being the surviving corporation as an indirect, wholly-owned subsidiary of Parent (the “Merger”).

On August 16, 2021, the Company completed the Merger pursuant to the Merger Agreement and became an indirect, wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of Class A common stock, par value $0.10 per share (“Class A Common Stock”) and Class B common stock, par value $0.10 per share (“Class B Common Stock,” and together with the Class A Common Stock, “Common Stock”) (other than (i) shares of Common Stock held by the Company or any of its subsidiaries, (ii) shares of Common Stock held by Parent or any of its subsidiaries, and (iii) shares of Class B Common Stock whose holders did not vote in favor of adopting the Merger Agreement and demanded and perfected their appraisal rights in accordance with, and have complied in all respects with, the Maryland General Corporation Law) was cancelled and automatically converted into the right to receive $8.53 per share in cash, without interest (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, a special cash dividend of $0.60 per share of Common Stock will be paid to stockholders of record as of August 12, 2021 that continued to hold their shares through the closing of the Merger.

The information set forth in Item 3.03 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2021 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 16, 2021, in connection with the completion of the Merger, the Company notified NYSE American (the “NYSE”) of the completion of the Merger and requested that trading in the shares of Class A Common Stock be halted and suspended as of the close of business on August 16, 2021 and that the Company’s Class A Common Stock be withdrawn from listing on the NYSE. The Company also requested that the NYSE file a delisting application on Form 25 with the SEC to report the delisting of the Class A Common Stock from the NYSE. The Company’s shares of Class A Common Stock ceased to trade on the NYSE at the close of business on August 16, 2021. By operation of law, the delisting will be effective 10 days following the filing of the Form 25.

The Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to its Class A Common Stock, requesting that the shares of Class A Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to its shares of Class A Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information disclosed under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now an indirect wholly-owned subsidiary of Parent. The aggregate amount of Merger Consideration was approximately $44.0 million, which was funded by Parent’s cash on hand. The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2021, each of Allan Sher, Nancy Hull, Merle Fabian, Cheryl Dragoo and Gloria Bragg resigned from the board of directors of the Company effective at the Effective Time. Pursuant to the Merger Agreement, the directors of Merger Sub as of immediately prior to the Effective Time became the directors of the Company.

In addition, Cheryl Dragoo, the Company’s sole executive officer, resigned as an executive officer (but not as an employee) with the Company as of the Effective Time. Pursuant to the Merger Agreement, the officers of Merger Sub as of immediately prior to the Effective Time became the officers of the Company.

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s articles of incorporation were amended and restated in their entirety (the “Amended and Restated Articles of Incorporation”).

On August 16, 2021, the Company’s by-laws were amended and restated in their entirety (the “Amended and Restated By-laws”). The Amended and Restated Articles of Incorporation and Amended and Restated By-laws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 2.1*	Agreement and Plan of Merger, dated May 27, 2021, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to Form 8-K filed May 28, 2021).
Exhibit 3.1	Articles of Merger, dated as of August 16, 2021, amending the Amended and Restated Articles of Incorporation of Bowl America Incorporated, as amended as of August 16, 2021.
Exhibit 3.2	Amended and Restated By-laws of Bowl America Incorporated, as amended as of August 16, 2021.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: August 16, 2021	By:	/s/ Cheryl A. Dragoo
Cheryl A. Dragoo
President and Chief Executive Officer

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